UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 21, 2013

____________________________

ATHERONOVA INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-52315 (Commission File Number)		20-1915083 (IRS Employer Identification No.)
2301 Dupont Drive, Suite 525 Irvine, CA 92612 (Address of Principal Executive Offices and zip code)

(949) 476-1100

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 4.02 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2013 (the “Form 8-K”), regarding a determination to restate the Registrant’s financial statements for the fiscal quarters ended June 30 and September 30, 2012. The Form 8-K is hereby amended to insert those items as set forth herein.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Audit Committee and the Registrant’s management considered the impact of the determination to restate the Registrant’s financial statements for the fiscal quarters ended June 30 and September 30, 2012, on the Registrant’s prior assertions regarding disclosure controls and procedures made pursuant to Item 307 of Regulation S-K, and internal control over financial reporting made pursuant to Item 308 of Regulation S-K, and, subsequent to discussions with the staff of the Securities and Exchange Commission (the “Commission”), concluded that based on the nature and materiality of the restatements the Registrant should revise those assertions.

Management’s determination to originally account for the amendment of the notes and warrants as an extinguishment rather than a modification constituted a material deficiency in the Registrant’s disclosure controls and procedures designed to ensure that information required to be disclosed by the Registrant in the reports that it files or submits under the Securities Exchange Act of 1934, as amended, is processed, summarized and reported within the time periods specified in the Commission’s rules and forms, and a material weakness in the Registrant’s internal control over financial reporting with respect to providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. To remediate these deficiencies, Management has thoroughly reviewed and has gained fluency in the application of the relevant accounting guidance regarding accounting for derivative liabilities and modifications thereto, including, without limitation, EITF Issue No. 96-19, ASC 470-50-40, and ASC 815-15-35-4 (EITF 06-07).

The Audit Committee and the Registrant’s Chief Financial Officer have discussed with the Registrant’s registered independent public accounting firm the matters disclosed above. The registrant will file amendments to its Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30 and September 30, 2012, and its annual report on Form 10-K for the fiscal year ended December 31, 2012, to address the aforementioned material deficiencies and weaknesses and the steps taken by management to remedy such deficiencies and weaknesses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AtheroNova Inc.

Date: May 8, 2013	By:	/s/ Mark Selawski
Mark Selawski
Chief Financial Officer & Secretary